[LOGO] STATE STREET RESEARCH

                    Large-Cap Growth Fund (formerly Growth Fund)
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                                  Annual Report to Shareholders
                                  December 31, 2000

In This Report

                                   [GRAPHIC]

                                   What Do You
                                Expect from Your
                                  Investments?

                  plus

                     A Slower Economy Unsettles U.S. Markets

                     Pete Woodworth Comments on 2001

                     Fund Portfolio and Financials

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    Contents

 2  12 Month Review
    A look at the fund and its market
    environment over the past 12 months

 6  Performance in Perspective
    The most recent performance in the
    context of the fund's track record

 8  The Fund in Detail
    Portfolio holdings, financials and notes

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From the Chairman

Higher & higher.

For nearly a decade, the U.S. stock market soared. Then along came 2000--a year of heightened volatility, economic uncertainty and disappointing returns. However, if your portfolio was diversified, chances are that parts of it gained ground. Many utility, healthcare and financial stocks soared 30% or more. Long-term U.S. Treasury bonds had one of their strongest years ever.

[PHOTO]
Richard S. Davis

The lesson, of course, is that diversification is still one of the most sensible principles of successful investing. A diversified portfolio can help you weather years of volatility without giving up the potential to reach your long-term investment goals.

Where can you turn to get help with diversification? Talk to your financial professional. He or she can help you choose funds to complement your investment in State Street Research Large-Cap Growth Fund. In a volatile market, professional advice is more important than ever.

Sincerely,


/s/ Richard S. Davis

Richard S. "Dick" Davis
Chairman
December 31, 2000

[GRAPHIC]
12 Month Review Management's Discussion of Fund Performance Part 1

                            How State Street Research
                         Large-Cap Growth Fund Performed

The year 2000 was a difficult one for growth stocks, and a challenging year for State Street Research Large-Cap Growth Fund. The fund returned -14.22%.(1) However, it outperformed the Russell 1000 Growth Index, which returned -22.42%.(2) The fund's performance was also better than that of its peer group, the Lipper Large-Cap Growth Funds Average Index, which returned -16.17% for the year ended December 31, 2000.(3)

Reasons for the Fund's Performance

After a strong first quarter, the fund suffered as investors traded growth stocks for value while the Federal Reserve continued to raise interest rates to slow the U.S. economy. Although we anticipated that the Fed's efforts would succeed, our outlook near the end of the year was, in retrospect, too optimistic. We underestimated both the dimension and the pace of the slowdown and its severe impact on growth stocks. Our decision to add to selected high-quality technology stocks in the third quarter hurt performance as technology continued to fall. We reduced the fund's overall technology weighting in the fourth quarter and added to consumer and healthcare stocks. Our investments in Safeway and CVS, as well as Schering-Plough and Pfizer in the healthcare sector, made positive contributions to performance. Ace, a global property/ casualty insurance company, was also a strong performer.

Outlook

We expect a slower economy to lead to more pressure on earnings and profit margins and continued market volatility, especially in the first half of 2001. However, the fund has been positioned to anticipate this environment by emphasizing more defensive sectors and by focusing on companies with solid long-term earnings growth potential.

More Management's Discussion of Fund Performance on pages 6 and 7. |_|

  Class A Shares(1)

-14.22% [DOWN ARROW]

"We have empha-
 sized defensive
 sectors to position
 the fund for a
 slower economy."

 [PHOTO]
 Kennard "Pete" Woodworth
 Portfolio Manager,
 State Street Research
 Large-Cap Growth Fund

    Russell 1000
  Growth Index(2)

-22.42% [DOWN ARROW]

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


2  State Street Research Large-Cap Growth Fund

[GRAPHIC] The Fund at a Glance as of 12/31/00

State Street Research Large-Cap Growth Fund: A stock fund with a growth approach to large-cap investing.

Ace

An emerging global force in the property/casualty insurance and reinsurance industry, Ace has benefited from the strong profit cycle that is developing in the industry.

                                   [GRAPHIC]

                                      Hits
                                        &
                                     Misses

                                   [GRAPHIC]

Microsoft

The company was hit hard by the severity of the early judgement in the anti-trust case. It has also been hurt by the slow uptake of the new Windows 2000 product and the slowdown in personal computer industry sales.

Total Net Assets: $267 million
--------------------------------------------------------------------------------

Top 10 Holdings

     Issuer/Security     % of fund assets

  1  Ace                             7.0%

  2  Pfizer                          5.2%

  3  EMC                             4.4%

  4  Intel                           3.5%

  5  Amgen                           3.4%

  6  Analog Devices                  3.3%

  7  Safeway                         3.3%

  8  Pharmacia                       3.2%

  9  Schering-Plough                 3.1%

 10  Transocean Sedco Forex          3.1%

     Total                          39.5%

See page 11 for more detail.

Performance: Class A

Fund average annual total return as of 12/31/00(4, 5)
(at maximum applicable sales charge)

    1 Year         5 Years      10 Years
-----------------------------------------------------
    -19.15%        11.91%        12.54%

Russell 1000 Growth Index as of 12/31/00(2)

    1 Year         5 Years      10 Years
-----------------------------------------------------
    -22.42%        18.15%        17.33%

Fund average annual total return as of 12/31/00(1, 4)
(does not reflect sales charge)

    1 Year         5 Years      10 Years
-----------------------------------------------------
    -14.22%        13.24%        13.21%

See pages 6 and 7 for data on other share classes.

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Top 5 Industries
% of fund assets

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

December 31, 1999

Computer Software                        14.7%
Drugs & Biotechnology                    12.2%
Computer Technology                       9.4%
Communications Technology                 8.7%
Electronics Semiconductors/Components     8.2%

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

December 31, 2000

Drugs & Biotechnology                    21.1%
Communications Technology                10.6%
Computer Software                         8.2%
Electronics Semiconductors/Components     7.8%
Computer Technology                       7.1%

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Ticker Symbols

State Street Research Large-Cap Growth Fund

Class A: SGFAX  Class B(1): SGFPX*  Class B: SGFBX  Class C: SGFDX
Class S: STSGX*

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(1)   Does not reflect sales charge.

(2) The Russell 1000 Growth Index contains only those stocks within the complete Russell 1000 Index (a large company index) that show above average growth. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(3) The Lipper Large-Cap Growth Funds Average Index shows performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared with competing funds.

(4) Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares.

(5)   Performance reflects a maximum 5.75% Class A front-end sales charge.

*     Proposed.

[GRAPHIC] The Way We Think

                                                                       [GRAPHIC]
                                   What Do You
                                Expect from Your
                                  Investments?

Silly question. You've got retirement to think about, children to educate, a house to pay for. And after all your hard work, it would be nice to have something extra for family outings, travel and adventure. When the stock market was registering double-digit returns, it felt like you were right on the mark. Maybe you even dared to dream big as some technology stocks earned triple-digit gains, the financial press spoke of a New Economy and market gurus announced that it was "different this time."

But it wasn't different this time. It's hard to say what came first: waning investor enthusiasm for yet another dot-com? Increasing investor skepticism about biotech and wireless upstarts? A shaky earnings outlook for a range of blue-chips such as Intel, Motorola and Cisco? In March, a searing sell-off of technology stocks served as a painful reminder that stocks go DOWN as well as up, that a company's ability to operate profitably STILL matters and markets don't ALWAYS rebound right after a downturn.

By most measures, it was the first authentic bear market since 1990.

The good news is that what happened in the stock market in 2000 has happened before, and it hasn't stopped successful investors from reaching their goals. They faced the same uncertainty. They experienced the same bear markets. And still they succeeded.

A Slower Economy Unsettles U.S. Markets

America's red-hot economy cooled in the second half of 2000 after six consecutive interest rate hikes by the Federal Reserve Board. Higher interest rates figured into reduced corporate profits, helped slow job creation and finally put a damper on consumer spending. Dwindling consumer confidence translated into a disappointing holiday season for retailers--the worst in a decade despite two additional shopping days.

Fed Softens Stance on Rates

In December, the Federal Reserve Board announced that it had dropped its bias for raising interest rates and hinted at the possibility of a rate cut (which it delivered after the end of the reporting period for this commentary). Lower interest rates could help moderate a slowdown by restoring confidence among consumers and by keeping employers from pulling back too much. It might also give the financial markets something to cheer about. History shows that stocks have fared well in the 6- to 12-month period following a cut in short-term interest rates (see table).

Bonds Outperform Stocks

After a record year in 1999, technology stocks led the markets downward in 2000. The S&P 500 returned -9.1% for the year. The technology-heavy Nasdaq Composite returned -38.3% in its worst year ever. Yet, some major sectors of the market soared. The S&P 500 utility sector led the way with a 52.8% gain. Healthcare stocks rose 36.7%. And the bond market surprised investors with double-digit gains for U.S. Treasuries, mortgage-backed and municipal bonds.

The Stock Market Loves a Rate Cut

S&P 500 Price Performance 1967-1996

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

                      6 months          6 months           12 months
                      before            after              after
                      first cut         first cut          first cut
                      ---------         ---------          ---------

All Landings             2.7%             13.1%              15.3%
Soft Landings           13.0%              6.1%              11.7%
Hard Landings           -3.6%             18.7%              18.2%


Source: State Street Research & Management Company,
Federal Reserve Board, 2001.


4  State Street Research Large-Cap Growth Fund

Sticking with Stocks

History shows that despite periods of war, inflation, recession and political scandal--stocks win. Since 1926, common stocks (as measured by the S&P 500) have averaged an annual return of 11.3%--an 8 percentage point advantage over inflation.

History shows that the good years for stocks have outnumbered the bad by nearly three to one. There have been only two periods of negative returns since the Great Depression--1939-1941 and 1973-1974. Since the 1970s, there has been only one five-year period when stocks lost ground to other assets. In fact, you have to go back 30 years to find a single year that was as hard on stocks as the year 2000.

Stocks Have Been Winners
Over Time

S&P 500 1926-2000
------------------------------------------
 Average annual return               11.3%

 Premium over inflation               8.2%

 Positive 5-year rolling periods     90.0%

 Positive 10-year periods            97.0%

 Positive 15-year periods           100.0%

Setting Reasonable Expectations

If you've become accustomed to double-digit returns, you're not alone. However, it's important to set expectations for your investments based on historical, not extraordinary, returns. America has just experienced one of the most prosperous economic cycles in its entire history. In two decades inflation has fallen from 12.5% to less than 3%. Unemployment is near its historical low. And technology has resulted in productivity gains of up to 6% a year. All of that translated into stock market returns that averaged above 17% for the 1980s and 1990s compared to their long-term average of 11.3%.

Opportunity Knocks

No matter what's happening in "the market," successful investors often find opportunity by seeking out undervalued stocks or asset classes. For example, last year utilities stocks averaged returns above 50% (as measured by the S&P 500 Utilities Index). Healthcare stocks soared more than 36% and financial stocks responded to expectations for lower interest rates by rising more than 15%. Where will opportunity knock in 2001? We are optimistic that our intense research and experience gained in good and bad years will help us uncover opportunities wherever they are.

Investing isn't easy, but it can be simple: Divide your assets among stocks, bonds and cash, in different investment styles and industry sectors. Rebalance when it strays from its original mix. Don't let volatility derail your regular investment plan. Consider that your assets double in value over 10 years--and outgun inflation's long-term average of 3.1% by a margin of two to one--if you earn a modest 7% return. It may not be a shortcut to your financial goals, but it's a road well-traveled by successful investors. |_|

A Closer Look  [CLIP ART]

Pete Woodworth
Comments on
2001

State Street Research Large-Cap Growth Fund has been positioned to emphasize defensive sectors (see table) such as consumer staples, financial services and energy, and deemphasize technology. What we believe have the best potential to deliver higher earnings in a slowing economy. We have a sizable investment in Safeway, a leading grocery chain that is well-managed and improving its profitability. And, when people downgrade their tastes from expensive name brands to store brands because money is tight, Safeway does even better because its profit margin on store brands is higher.

Large-Cap Growth Fund Ready for a Slowing Economy

                            Weighting -- in %
                        -------------------------
                         Large-Cap   Russell 1000
Sector                  Growth Fund  Growth Index
-------------------------------------------------
Consumer Staples
and Financial Services      17           7.5
-------------------------------------------------
Energy                       4            2
-------------------------------------------------
Technology                  38           43
-------------------------------------------------

In financial services, we have made a substantial investment in Ace, an international property and casualty insurance company. The stock benefited in 2000 because the company was able to raise prices, and we think it could still be relatively early in the cycle for pricing improvement. At the end of the year Ace was the largest investment in the fund's portfolio.

Finally, in the energy sector, we like the possibilities for Transocean Sedco Forex, a leading international deep-water offshore drilling company. Its stock has already appreciated as higher commodity prices have created a significant upcycle in exploration. Like consumer staples and financial services, the best feature of our energy investments is that they are removed from the cyclical economy of the United States.

[GRAPHIC]
Performance in Perspective Management's Discussion of Fund Performance Part 2

                   Performance Figures as of December 31, 2000

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is never a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance.Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period -- say, five years -- in order to end up with the fund's actual cumulative return for those five years.In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Ten Years

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)

o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.30%

                                                               Life of Fund
Cumulative Total Return      1 Year     5 Years    10 Years      3/24/61
(does not reflect            ------------------------------------------------
sales charge)                -14.22%    86.22%     245.80%      5,100.97%

                                                               Life of Fund
Average Annual Total Return  1 Year     5 Years    10 Years      3/24/61
(at maximum applicable       ------------------------------------------------
sales charge)                -19.15%    11.91%      12.54%        10.27%

$10,000 Over Ten Years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                     Class A      Russell 1000 Growth Index      S&P 500
                     -------      -------------------------      -------
"90"                   9425                 10000                 10000
"91"                  11948                 14116                 13040
"92"                  12630                 14822                 14032
"93"                  13727                 15253                 15443
"94"                  13202                 15658                 15646
"95"                  17502                 21480                 21519
"96"                  19716                 26447                 26456
"97"                  21714                 34511                 35280
"98"                  27338                 47869                 45369
"99"                  37996                 63740                 54912
"00"                  32592                 49447                 49914

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1) Back Load for accounts opened after 1/1/99

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within six years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                               Life of Fund
Cumulative Total Return      1 Year     5 Years    10 Years      3/24/61
(does not reflect            ------------------------------------------------
sales charge)                -14.82%    79.49%     225.80%      4,800.09%

                                                               Life of Fund
Average Annual Total Return  1 Year     5 Years    10 Years      3/24/61
(at maximum applicable       ------------------------------------------------
sales charge)                -18.27%    12.16%      12.54%        10.27%

$10,000 Over Ten Years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                     Class B(1)     Russell 1000 Growth Index       S&P 500
                     ----------     -------------------------       -------
"90"                   10000                  10000                  10000
"91"                   12677                  14116                  13040
"92"                   13401                  14822                  14032
"93"                   14476                  15253                  15443
"94"                   13781                  15658                  15646
"95"                   18151                  21480                  21519
"96"                   20280                  26447                  26456
"97"                   22195                  34511                  35280
"98"                   27690                  47869                  45369
"99"                   38247                  63740                  54912
"00"                   32580                  49447                  49914

--------------------------------------------------------------------------------


6    State Street Research Large-Cap Growth Fund

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Class B Back Load for accounts opened before 1/1/99

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within five years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                               Life of Fund
Cumulative Total Return      1 Year     5 Years    10 Years      3/24/61
(does not reflect            ------------------------------------------------
sales charge)                -14.74%    79.50%     225.81%      4,800.29%

                                                               Life of Fund
Average Annual Total Return  1 Year     5 Years    10 Years      3/24/61
(at maximum applicable       ------------------------------------------------
sales charge)                -18.20%    12.16%      12.54%        10.27%

$10,000 Over Ten Years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                      Class B       Russell 1000 Growth Index       S&P 500
                      -------       -------------------------       -------
"90"                   10000                  10000                  10000
"91"                   12677                  14116                  13040
"92"                   13401                  14822                  14032
"93"                   14476                  15253                  15443
"94"                   13781                  15658                  15646
"95"                   18151                  21480                  21519
"96"                   20280                  26447                  26456
"97"                   22195                  34511                  35280
"98"                   27690                  47869                  45369
"99"                   38215                  63740                  54912
"00"                   32581                  49447                  49914

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Level Load

o     No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o     Lower deferred sales charge than Class B(1) shares

o     Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                                               Life of Fund
Cumulative Total Return      1 Year     5 Years    10 Years      3/24/61
(does not reflect            ------------------------------------------------
sales charge)                -14.74%    79.79%     226.22%      4,806.43%

                                                               Life of Fund
Average Annual Total Return  1 Year     5 Years    10 Years      3/24/61
(at maximum applicable       ------------------------------------------------
sales charge)                -15.43%    12.45%      12.55%        10.28%

$10,000 Over Ten Years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                      Class C       Russell 1000 Growth Index       S&P 500
                      -------       -------------------------       -------
"90"                   10000                  10000                  10000
"91"                   12677                  14116                  13040
"92"                   13401                  14822                  14032
"93"                   14469                  15253                  15443
"94"                   13791                  15658                  15646
"95"                   18145                  21480                  21519
"96"                   20302                  26447                  26456
"97"                   22190                  34511                  35280
"98"                   27725                  47869                  45369
"99"                   38262                  63740                  54912
"00"                   32622                  49447                  49914

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)

o     No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

                                                               Life of Fund
Cumulative Total Return      1 Year     5 Years    10 Years      3/24/61
(does not reflect            -------------------------------------------------
 sales charge)               -13.99%    88.62%     252.28%      5,198.43%

                                                               Life of Fund
Average Annual Total Return  1 Year     5 Years    10 Years      3/24/61
(at maximum applicable       -------------------------------------------------
sales charge)                -13.99%    13.53%      13.42%        10.49%

$10,000 Over Ten Years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                      Class S       Russell 1000 Growth Index       S&P 500
                      -------       -------------------------       -------
"90"                   10000                  10000                  10000
"91"                   12677                  14116                  13040
"92"                   13401                  14822                  14032
"93"                   14599                  15253                  15443
"94"                   14040                  15658                  15646
"95"                   18677                  21480                  21519
"96"                   21057                  26447                  26456
"97"                   23276                  34511                  35280
"98"                   29368                  47869                  45369
"99"                   40957                  63740                  54912
"00"                   35228                  49447                  49914

--------------------------------------------------------------------------------

A Closer Look  [CLIP ART]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts.

The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The S&P 500 (officially, the "S&P 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

The Russell 1000 Growth Index contains only those stocks within the complete Russell 1000 Index (a large company index) that show above average growth. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares.

Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

[GRAPHIC]
The Fund in Detail

                                                                       [GRAPHIC]

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year and give a summary of operations on a per-share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 9 to 20 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, check the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


8  State Street Research Large-Cap Growth Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Large-Cap Growth Fund (formerly State Street Research Growth Fund) is a mutual fund that allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Growth Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

o The board of trustees oversees the fund with its shareholders' interests in mind and has ultimate responsibility for the fund's activities.

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value and handles related services.

The investment manager and the distributor are subsidiaries of MetLife. State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide long-term growth of capital. In seeking to achieve its investment objective, the fund invests at least 65% of total assets in stocks and convertible securities that have long-term growth potential.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B), but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75%. From January 1, 2000 to April 30, 2000, Class A shares paid a service fee equal to 0.25% of average daily net assets. Beginning May 1, 2000, Class A shares pay an annual service and distribution fee equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase and shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day was not a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

o Listed securities -- The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

o Over-the-counter securities -- The fund uses the closing prices quoted on the Nasdaq system. If a security has not traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

o Securities maturing within 60 days -- The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

o     Interest -- The fund accrues interest daily as it earns it.

o     Cash dividends -- The fund accrues these on the ex-dividend date.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities, plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

o Dividends from net investment income -- The fund ordinarily declares and pays these annually, if any.

o Net realized capital gains -- The fund distributes these annually, if any, and may make an additional distribution if tax regulations make it necessary.

If the fund has no earnings to distribute, it will not make a distribution.

The fund does not intend to pay federal income tax. It has elected to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

o Expenses attributed to the fund -- The fund pays these directly. Examples include the management fee, transfer agent fee, custodian fee and distribution and service fees.

o Expenses attributed to the trust of which the fund is a series -- These expenses are divided among all funds in the trust and each fund pays a proportional share. Examples include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities and income and expenses. Actual results could differ from those estimates.

The text and notes are an integral part of the financial statements.


10  State Street Research Large-Cap Growth Fund

Portfolio Holdings  December 31, 2000
--------------------------------------------------------------------------------

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well. For example, we have grouped this fund's stocks by sector of the economy, and then by specific industry within each sector.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Key to symbols

*     Denotes a security which has not paid a dividend during the last year.
--------------------------------------------------------------------------------

                                                      Market
    Issuer                               Shares       Value
    ----------------------------------------------------------

    Common Stocks  99.7% of net assets

    Consumer Discretionary 8.5% of net assets
    ----------------------------------------------------------

    Advertising Agencies 2.5%
    Omnicom Group Inc.                   80,000     $6,630,000
                                                  ------------

    Communications, Media &
    Entertainment 4.3%
    Clear Channel Communications Inc.*  128,326      6,215,790
    Walt Disney Co.                     180,850      5,233,347
                                                  ------------
                                                    11,449,137
                                                  ------------

    Retail 1.7%
    Target Corp.                        146,890      4,737,203
                                                  ------------
    Total Consumer Discretionary                    22,816,340
                                                  ------------

    Consumer Staples 8.8% of net assets
    ----------------------------------------------------------

    Beverages 3.8%
    Anheuser-Busch Companies, Inc.       97,930      4,455,815
    Coca-Cola Co.                        93,230      5,681,203
                                                  ------------
                                                    10,137,018
                                                  ------------

    Drug & Grocery Store Chains 5.0%
    CVS Corp.                            74,620      4,472,536
(7) Safeway Inc.*                       142,190      8,886,875
      Retail
                                                  ------------
                                                    13,359,411
                                                  ------------
    Total Consumer Staples                          23,496,429
                                                  ------------

    Financial Services 9.9% of net assets
    ----------------------------------------------------------

    Insurance 7.0%
(1) Ace Ltd.                            442,740     18,788,779
      Insurance
                                                  ------------

    Miscellaneous Financial 2.9%
    Citigroup, Inc.                     150,130      7,666,013
                                                  ------------
    Total Financial Services                        26,454,792
                                                  ------------

            The text and notes are an integral part of the financial statements.

Portfolio Holdings December 31, 2000 CONTINUED

                                                       Market
     Issuer                               Shares       Value
     ----------------------------------------------------------

     Healthcare 21.1% of net assets
     ----------------------------------------------------------

     Drugs & Biotechnology 21.1%
 (5) Amgen Inc.*                         142,190     $9,091,273
       Pharmaceuticals
     Baxter International Inc.            68,530      6,052,056
     Genentech, Inc.*                     98,710      8,044,865
     Medimmune Inc.*                      52,200      2,489,288
 (2) Pfizer Inc.                         299,570     13,780,220
       Pharmaceuticals
 (8) Pharmacia Corp.                     138,080      8,422,880
       Pharmaceuticals
 (9) Schering-Plough Corp.               148,070      8,402,972
       Pharmaceuticals
                                                   ------------
                                                     56,283,554
                                                   ------------
     Total Healthcare                                56,283,554
                                                   ------------

     Other 5.9% of net assets
     ----------------------------------------------------------

     Multi-Sector 5.9%
     General Electric Co.                155,710      7,464,348
     Tyco International Ltd.             147,190      8,169,045
                                                   ------------
     Total Other                                     15,633,393
                                                   ------------

     Other Energy 4.4% of net assets
     ----------------------------------------------------------

     Offshore Drilling 3.1%
(10) Transocean Sedco Forex Inc.*        179,310      8,248,260
       Drilling Services
                                                   ------------

     Oil & Gas Producers 1.3%
     Ocean Energy Inc.*                  195,470      3,396,291
                                                   ------------
     Total Other Energy                              11,644,551
                                                   ------------

     Technology 37.9% of net assets
     ----------------------------------------------------------

     Communications Technology 10.6%
     Cisco Systems Inc.*                 166,380      6,364,035
     Comverse Technology Inc.*            57,190      6,212,263
     Corning Inc.                         68,940      3,640,894
     General Motors Corp. Cl. H*         215,350      4,953,050
     JDS Uniphase Corp.*                  92,740      3,866,099
     Juniper Networks Inc.*               26,150      3,296,534
                                                   ------------
                                                     28,332,875
                                                   ------------

     Computer Software 8.2%
     Amdocs Ltd.*                         73,450      4,866,063
     i2 Technologies Inc.*               122,220      6,645,712
     Microsoft Corp.*                    116,240      5,041,910
     Veritas Software Co.*                62,670      5,483,625
                                                   ------------
                                                     22,037,310
                                                   ------------

     Computer Technology 7.1%
 (3) EMC Corp.*                          176,860     11,761,190
       Computer Storage Devices
     Sun Microsystems Inc.*              262,450      7,315,794
                                                   ------------
                                                     19,076,984
                                                   ------------

     Electronics 4.2%
     Applera Corp. - Applied Biosystem    29,090      2,736,278
     Kopin Corp.*                        136,120      1,505,828
     Solectron Corp.*                    203,110      6,885,429
                                                   ------------
                                                     11,127,535
                                                   ------------

     Electronics:
     Semi-Conductors/Components 7.8%
 (6) Analog Devices Inc.*                173,730      8,892,804
       Semiconductors
 (4) Intel Corp.                         307,110      9,290,078
       Semiconductors & Components
     PMC Sierra Inc.*                     33,590      2,641,014
                                                   ------------
                                                     20,823,896
                                                   ------------
     Total Technology                               101,398,600
                                                   ------------

     Utilities 3.2% of net assets
     ----------------------------------------------------------

     Telecommunications 3.2%
     Voicestream Wireless Corp.*          42,800      4,306,750
     XO Communications Inc.*             243,350      4,334,672
                                                   ------------
                                                      8,641,422
                                                   ------------
     Total Utilities                                  8,641,422
                                                   ------------

     Total Common Stocks                            266,369,081(a)
                                                   ------------

--------------------------------------------------------------------------------
(a)   The fund paid a total of $200,321,443 for these securities.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


12  State Street Research Large-Cap Growth Fund

                                                                               Market
Issuer                                                      Shares             Value
------------------------------------------------------------------------------------------
Short-Term Investments 3.9% of net assets

AIM Liquid Assets Portfolio                               10,503,021        $10,503,021
                                                                            -----------
Total Short-Term Investments                                                 10,503,021(1)
                                                                            -----------

--------------------------------------------------------------------------------
(1) The fund paid a total of $10,503,021 for these securities.
--------------------------------------------------------------------------------

                                                 % of
                                               Net Assets
-----------------------------------------------------------------------------------------
Summary of Portfolio Assets

Investments                                       103.6%                   $276,872,102(2)

Cash and Other Assets, Less Liabilities            (3.6)%                    (9,571,964)
                                                  -----                    ------------
Net Assets                                        100.0%                   $267,300,138
                                                  =====                    ============

--------------------------------------------------------------------------------
(2) The fund paid a total of $210,824,464 for these securities.
--------------------------------------------------------------------------------

Federal Income Tax Information

At December 31, 2000, the net unrealized appreciation of investments based on cost for federal income tax purposes of $210,979,594 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there is an excess of value over tax cost                     $97,465,218

Aggregate gross unrealized depreciation for all investments in
which there is an excess of tax cost over value                     (31,572,710)
                                                                  -------------
                                                                    $65,892,508
                                                                  =============

            The text and notes are an integral part of the financial statements.

Statement of
Assets and Liabilities  December 31, 2000
--------------------------------------------------------------------------------

This is the fund's balance sheet as of the report date. It shows the fund's assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets

Investments, at market value                                     $276,872,102(1)
Cash                                                                  994,842
Receivable for fund shares sold                                       502,875
Dividends and interest receivable                                     181,349
Other assets                                                           14,004
                                                                 ------------
                                                                  278,565,172

Liabilities

Payable for collateral received on securities loaned               10,503,021
Accrued management fee                                                233,052
Accrued distribution and service fees                                 166,799
Payable for fund shares redeemed                                      132,105
Accrued transfer agent and shareholder services                        42,792
Accrued trustees' fees                                                 18,070
Accrued administration fee                                              7,011
Other accrued expenses                                                162,184
                                                                 ------------
                                                                   11,265,034
                                                                 ------------

Net Assets                                                       $267,300,138
                                                                 ============

Net Assets consist of:
  Unrealized appreciation of investments                         $ 66,047,638
  Accumulated net realized gain                                     4,928,174
  Paid-in capital                                                 196,324,326
                                                                 ------------
                                                                 $267,300,138(2)
                                                                 ============

--------------------------------------------------------------------------------
(1) The fund paid a total of $210,824,464 for these securities.
--------------------------------------------------------------------------------
(2) Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

            Net Assets   /  Number of Shares   =    NAV
       A    $37,695,725         4,506,291           $8.37*
       B(1) $21,169,797         2,740,184           $7.73**
       B    $49,759,294         6,440,921           $7.73**
       C     $5,128,465           663,658           $7.73**
       S   $153,546,857        18,020,298           $8.52

*     Maximum offering price per share $8.88 ($8.37 / .9425)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


14  State Street Research Large-Cap Growth Fund

Statement of
Operations     For the year ended December 31, 2000
--------------------------------------------------------------------------------

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends                                                        $1,205,922(1)
Interest                                                            658,954(2)
                                                               ------------
                                                                  1,864,876

Expenses

Management fee                                                    1,640,080(3)
Transfer agent and shareholder services                             424,275(4)
Custodian fee                                                       114,183
Registration fees                                                    62,016
Reports to shareholders                                              33,311
Distribution and service fees - Class A                             126,044(5)
Distribution and service fees - Class B(1)                          180,584(5)
Distribution and service fees - Class B                             632,402(5)
Distribution and service fees - Class C                              62,454(5)
Administration fee                                                   32,841(6)
Audit fee                                                            30,838
Trustees' fees                                                       18,070(7)
Legal fee                                                            16,686
Miscellaneous                                                        28,070
                                                               ------------
                                                                  3,401,854
Fees paid indirectly                                                 (9,573)(8)
                                                               ------------
                                                                  3,392,281
                                                               ------------
Net investment loss                                              (1,527,405)
                                                               ------------

Realized and Unrealized Gain
(Loss) on Investments

Net realized gain on investments                                 56,917,071(9)
Change in unrealized depreciation
  of investments                                               (101,664,633)
                                                               ------------
Net loss on investments                                         (44,747,562)
                                                               ------------
Net decrease in net assets resulting
  from operations                                              $(46,274,967)
                                                               ============

--------------------------------------------------------------------------------
(1)   The fund paid foreign taxes of $7,313.
--------------------------------------------------------------------------------
(2) Includes $150,959 in income from the lending of portfolio securities. As of the report date, the fund had a total of $11,348,525 of securities out on loan and was holding a total of $11,824,329 in collateral (including $10,503,021 of cash collateral) related to those loans.
--------------------------------------------------------------------------------
(3)   The management fee is 0.475% of fund net assets, annually.
--------------------------------------------------------------------------------
(4) Includes a total of $155,705 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through that firm's employee benefit plans and other sponsored arrangements.
--------------------------------------------------------------------------------
(5) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares.
--------------------------------------------------------------------------------
(6) Payments made to the investment manager for certain administrative costs incurred in providing accounting services to the fund.
--------------------------------------------------------------------------------
(7) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(8)   Represents transfer agent credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(9) To earn this, the fund sold $169,463,856 of securities. During this same period, the fund also bought $149,891,422 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of
Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                Years ended December 31
---------------------------------------------------------------------------
                                                1999              2000
---------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations:
Net investment loss                            $(812,508)      $(1,527,405)
Net realized gain on investments              16,242,875        56,917,071
Change in unrealized appreciation
  (depreciation) of investments               78,825,454      (101,664,633)
                                            ------------------------------
Net increase (decrease) resulting
  from operations                             94,255,821       (46,274,967)
                                            ------------------------------
Distributions from capital gains:
Class A                                       (1,370,327)       (6,680,649)
Class B(1)                                      (405,499)       (3,932,288)
Class B                                       (2,393,443)       (9,665,031)
Class C                                         (249,652)         (962,077)
Class S                                       (8,770,916)      (30,342,044)
                                            ------------------------------
                                             (13,189,837)      (51,582,089)(1)
                                            ------------------------------
Net increase from
  fund share transactions                      6,179,300        31,017,809(2)
                                            ------------------------------
Total increase (decrease)
  in net assets                               87,245,284       (66,839,247)

Net Assets

Beginning of year                            246,894,101       334,139,385
                                            ------------------------------
End of year                                 $334,139,385      $267,300,138
                                            ==============================

--------------------------------------------------------------------------------
(1) The fund has designated as long-term $50,594,970 of this amount.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


16  State Street Research Large-Cap Growth Fund

--------------------------------------------------------------------------------
(2) These transactions break down by share class as follows:

                                                                                  Years ended December 31
                                                                 ----------------------------------------------------------

                                                                            1999                            2000
                                                                 ----------------------------------------------------------
Class A                                                            Shares          Amount          Shares         Amount
===========================================================================================================================
Shares sold                                                       2,741,038     $28,281,456       4,985,447     $60,172,282 *

Issued upon reinvestment of distributions from capital gains        110,672       1,229,570         765,536       6,490,564

Shares redeemed                                                  (2,236,714)    (22,833,534)     (4,231,431)    (51,356,288)
                                                                 ----------------------------------------------------------
Net increase                                                        614,996      $6,677,492       1,519,552     $15,306,558
                                                                 ==========================================================

Class B(1)                                                         Shares          Amount          Shares         Amount
===========================================================================================================================
Shares sold                                                         923,432      $8,459,936       1,617,570     $18,335,811 **

Issued upon reinvestment of distributions from capital gains         38,163         400,328         493,953       3,864,234

Shares redeemed                                                    (108,334)     (1,120,876)       (224,600)     (2,562,189) ***
                                                                 ----------------------------------------------------------
Net increase                                                        853,261      $7,739,388       1,886,923     $19,637,856
                                                                 ==========================================================

Class B                                                            Shares          Amount          Shares         Amount
===========================================================================================================================
Shares sold                                                       1,205,073     $11,086,686       1,201,357     $13,563,204 **

Issued upon reinvestment of distributions from capital gains        210,701       2,208,147       1,145,463       8,984,223

Shares redeemed                                                  (1,139,138)    (10,305,388)     (1,183,964)    (13,360,102) ***
                                                                 ----------------------------------------------------------
Net increase                                                        276,636      $2,989,445       1,162,856      $9,187,325
                                                                 ==========================================================

Class C                                                            Shares          Amount          Shares         Amount
===========================================================================================================================
Shares sold                                                         184,076      $1,710,572         111,779      $1,180,589 **

Issued upon reinvestment of distributions from capital gains         22,544         236,267         115,110         902,708

Shares redeemed                                                    (231,131)     (2,209,393)        (96,764)     (1,034,960) ****
                                                                 ----------------------------------------------------------
Net increase (decrease)                                             (24,511)      ($262,554)        130,125      $1,048,337
                                                                 ==========================================================

Class S                                                            Shares          Amount          Shares         Amount
===========================================================================================================================
Shares sold                                                          86,208        $800,656          72,707        $900,287

Issued upon reinvestment of distributions from capital gains        326,292       3,667,519       1,431,329      12,383,407

Shares redeemed                                                  (1,643,227)    (15,432,646)     (2,173,075)    (27,445,961)
                                                                 ----------------------------------------------------------
Net decrease                                                     (1,230,727)   ($10,964,471)       (669,039)   ($14,162,267)
                                                                 ==========================================================

---------------------------------------------------------------------------------------------------------------------------

      The trustees have the authority to issue an unlimited number of fund shares, with a $.001 par value per share.

* Includes $69,997 and $191,605 in sales charges collected by the distributor and MetLife.

** Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $266,647 $1,180 and $16 for Class B(1), Class B and Class C, were paid by the distributor, not the fund.

*** Includes $58,035 and $99,660 in deferred sales charges collected by the distributor for Class B(1) and Class B.

****  Includes $352 in deferred sales charges collected by the distributor.

--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

These provide a summary of each share class's financial performance.

                                                                Class A
                                            ================================================

                                                        Years ended December 31
                                            ------------------------------------------------
Per-Share Data                              1996 (a)  1997 (a)  1998 (a)  1999 (a)  2000 (a)
============================================================================================
Net asset value, beginning of year ($)         7.02      7.17      7.07      8.90     11.86
                                             ------    ------    ------    ------    ------
 Net investment loss ($)                      (0.03)    (0.00)    (0.03)    (0.03)    (0.05)

 Net realized and unrealized gain (loss)
 on investments ($)                            0.93      0.68      1.86      3.47     (1.62)
                                             ------    ------    ------    ------    ------
Total from investment operations ($)           0.90      0.68      1.83      3.44     (1.67)
                                             ------    ------    ------    ------    ------
 Distributions from capital gains ($)         (0.75)    (0.78)    (0.00)    (0.48)    (1.82)
                                             ------    ------    ------    ------    ------
Total distributions ($)                       (0.75)    (0.78)    (0.00)    (0.48)    (1.82)
                                             ------    ------    ------    ------    ------
Net asset value, end of year ($)               7.17      7.07      8.90     11.86      8.37
                                             ======    ======    ======    ======    ======
Total return (%) (b)                          12.65     10.14     25.90     38.98    (14.22)

Ratios/Supplemental Data
============================================================================================

Net assets at end of year ($ thousands)      15,181    16,470    21,098    35,418    37,696

Expense ratio (%)                              0.90      0.93      0.97      0.91      0.98

Expense ratio after expense reductions (%)     0.90      0.93      0.96      0.90      0.98

Ratio of net investment income (loss) to
 average net assets (%)                       (0.34)    (0.05)    (0.37)    (0.32)    (0.44)

Portfolio turnover rate (%)                  237.85    258.99     39.27     42.19     44.94

                                                               Class B(1)
                                                        ========================

                                                        Years ended December 31
                                                        ------------------------
Per-Share Data                                          1999 (a) (c)    2000 (a)
================================================================================

Net asset value, beginning of year ($)                       8.47         11.19
                                                           ------        ------
 Net investment loss ($)                                    (0.10)        (0.13)

 Net realized and unrealized gain (loss)
 on investments ($)                                          3.30         (1.51)
                                                           ------        ------
Total from investment operations ($)                         3.20         (1.64)
                                                           ------        ------
 Distributions from capital gains ($)                       (0.48)        (1.82)
                                                           ------        ------
Total distributions ($)                                     (0.48)        (1.82)
                                                           ------        ------
Net asset value, end of year ($)                            11.19          7.73
                                                           ======        ======
Total return (%) (b)                                        38.13        (14.82)

Ratios/Supplemental Data
================================================================================

Net assets at end of year ($ thousands)                     9,548        21,170

Expense ratio (%)                                            1.66          1.70

Expense ratio after expense reductions (%)                   1.65          1.70

Ratio of net investment loss to average net assets (%)      (1.05)        (1.16)

Portfolio turnover rate (%)                                 42.19         44.94

The text and notes are an integral part of the financial statements.


18  State Street Research Large-Cap Growth Fund

                                                                      Class B
                                            ============================================================

                                                              Years ended December 31
                                            ------------------------------------------------------------
Per-Share Data                              1996 (a)     1997 (a)     1998 (a)     1999 (a)     2000 (a)
========================================================================================================
Net asset value, beginning of year ($)         6.89         6.96         6.79         8.47        11.18
                                             ------       ------       ------       ------       ------
 Net investment loss ($)                      (0.08)       (0.06)       (0.08)       (0.10)       (0.13)

 Net realized and unrealized gain (loss)
 on investments ($)                            0.90         0.67         1.76         3.29        (1.50)
                                             ------       ------       ------       ------       ------
Total from investment operations ($)           0.82         0.61         1.68         3.19        (1.63)
                                             ------       ------       ------       ------       ------
 Distributions from capital gains ($)         (0.75)       (0.78)       (0.00)       (0.48)       (1.82)
                                             ------       ------       ------       ------       ------
Total distributions ($)                       (0.75)       (0.78)       (0.00)       (0.48)       (1.82)
                                             ------       ------       ------       ------       ------
Net asset value, end of year ($)               6.96         6.79         8.47        11.18         7.73
                                             ======       ======       ======       ======       ======
Total return (%) (b)                          11.73         9.44        24.76        38.01       (14.74)

Ratios/Supplemental Data
========================================================================================================

Net assets at end of year ($ thousands)      31,119       36,442       42,379       59,019       49,759

Expense ratio (%)                              1.65         1.68         1.72         1.66         1.70

Expense ratio after expense reductions (%)     1.65         1.68         1.71         1.65         1.70

Ratio of net investment loss to
 average net assets (%)                       (1.07)       (0.82)       (1.13)       (1.07)       (1.15)

Portfolio turnover rate (%)                  237.85       258.99        39.27        42.19        44.94

                                                                    Class C
                                            ========================================================

                                                            Years ended December 31
                                            --------------------------------------------------------
Per-Share Data                              1996 (a)    1997 (a)    1998 (a)    1999 (a)    2000 (a)
====================================================================================================
Net asset value, beginning of year ($)         6.88        6.95        6.78        8.47       11.18
                                             ------      ------      ------      ------      ------
 Net investment loss ($)                      (0.08)      (0.06)      (0.08)      (0.10)      (0.13)

 Net realized and unrealized gain (loss)
 on investments ($)                            0.90        0.67        1.77        3.29       (1.50)
                                             ------      ------      ------      ------      ------
Total from investment operations ($)           0.82        0.61        1.69        3.19       (1.63)
                                             ------      ------      ------      ------      ------
 Distributions from capital gains ($)         (0.75)      (0.78)      (0.00)      (0.48)      (1.82)
                                             ------      ------      ------      ------      ------
Total distributions ($)                       (0.75)      (0.78)      (0.00)      (0.48)      (1.82)
                                             ------      ------      ------      ------      ------
Net asset value, end of year ($)               6.95        6.78        8.47       11.18        7.73
                                             ======      ======      ======      ======      ======
Total return (%) (b)                          11.89        9.30       24.94       38.01      (14.74)

Ratios/Supplemental Data
====================================================================================================

Net assets at end of year ($ thousands)       5,584       4,562       4,727       5,967       5,128

Expense ratio (%)                              1.65        1.68        1.72        1.66        1.70

Expense ratio after expense reductions (%)     1.65        1.68        1.71        1.65        1.70

Ratio of net investment loss to
average net assets (%)                        (1.07)      (0.79)      (1.13)      (1.07)      (1.15)

Portfolio turnover rate (%)                  237.85      258.99       39.27       42.19       44.94

(a)   Per-share figures have been calculated using the average shares method.

(b)   Does not reflect any front-end or contingent deferred sales charges.

(c)   January 1, 1999 (commencement of share class) to December 31, 1999.

            The text and notes are an integral part of the financial statements.

Financial Highlights CONTINUED
--------------------------------------------------------------------------------

                                                                         Class S
                                             ================================================================

                                                                 Years ended December 31
                                             ----------------------------------------------------------------
Per-Share Data                               1996 (a)      1997 (a)      1998 (a)      1999 (a)      2000 (a)
=============================================================================================================
Net asset value, beginning of year ($)          7.02          7.18          7.11          8.97         12.00
                                             -------       -------       -------       -------       -------
 Net investment income (loss) ($)              (0.00)         0.01         (0.01)        (0.01)        (0.02)

 Net realized and unrealized gain (loss)
 on investments ($)                             0.92          0.70          1.87          3.52         (1.64)
                                             -------       -------       -------       -------       -------
Total from investment operations ($)            0.92          0.71          1.86          3.51         (1.66)
                                             -------       -------       -------       -------       -------
 Dividend from net investment income ($)       (0.01)           --            --            --            --

 Distributions from capital gains ($)          (0.75)        (0.78)        (0.00)        (0.48)        (1.82)
                                             -------       -------       -------       -------       -------
Total distributions ($)                        (0.76)        (0.78)        (0.00)        (0.48)        (1.82)
                                             -------       -------       -------       -------       -------
Net asset value, end of year ($)                7.18          7.11          8.97         12.00          8.52
                                             =======       =======       =======       =======       =======
Total return (%) (b)                           12.74         10.54         26.18         39.46        (13.99)

Ratios/Supplemental Data
=============================================================================================================

Net assets at end of year ($ thousands)      177,147       164,689       178,691       224,188       153,547

Expense ratio (%)                               0.65          0.68          0.72          0.66          0.70

Expense ratio after expense reductions (%)      0.65          0.68          0.71          0.65          0.70

Ratio of net investment income (loss) to
 average net assets (%)                        (0.06)         0.19         (0.13)        (0.07)        (0.15)

Portfolio turnover rate (%)                   237.85        258.99         39.27         42.19         44.94

(a)   Per-share figures have been calculated using the average shares method.

(b)   Does not reflect any front-end or contingent deferred sales charges.

The text and notes are an integral part of the financial statements.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Growth Trust and the Shareholders of
State Street Large-Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Large-Cap Growth Fund (formerly State Street Research Growth Fund) (a series of State Street Research Growth Trust, hereafter referred to as the "Trust") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2001


20  State Street Research Large-Cap Growth Fund

Board of Trustees

Richard S. Davis
Chairman of the Board,
President and Chief Executive Officer,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity
Futures Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.
President, The Glen Ellen Company

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

Glossary

12b-1 fees -- Fees paid from mutual fund assets for personal services and for the maintenance of shareholder accounts and distribution and marketing expenses. The fees are named after the SEC rule that permits them.

Average shares method -- The practice of basing a fund's calculations for a given period on the average number of shares that were outstanding during that period.

Nasdaq -- The stock price quotation system operated by the National Association of Securities Dealers. The Nasdaq system operates as a clearing house for transaction data about stocks that are traded "over the counter" around the U.S.

New York Stock Exchange -- The largest stock exchange in the United States, and the place where many of the largest company stocks are listed. Unlike the Nasdaq system, the NYSE is a physical exchange, with all trading occurring on the exchange's trading floor on Wall Street.

Principal Amount -- With bonds and certain other debt securities, the amount of the underlying principal of the security. When the security matures, the issuer is obligated to repay this amount to the holder of the security. Also called "face value" or "par value".


22  State Street Research Large-Cap Growth Fund

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         FYI
--------------------------------------------------------------------------------
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Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday
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---------------------------
           [LOGO]
           DALBAR
   HONORS COMMITMENT TO:
         INVESTORS
            2000
---------------------------
 for Excellence in Service

(1)   Formerly State Street Research Growth Fund.

(2)   Formerly State Street Research Argo Fund.

(3)   Formerly State Street Research Alpha Fund.

(4) An investment in the State Street Research Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Large-Cap Growth Fund prospectus. When used after March 31, 2001 this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus of any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

       Income                      Growth & Income                           Growth

CONSERVATIVE                                                                          AGGRESSIVE
High Income Fund              Large-Cap Value Fund(2)            Global Resources Fund
Strategic Income Fund         Mid-Cap Value Fund(3)              Emerging Growth Fund
New York Tax-Free Fund        Strategic Growth & Income Fund     Health Sciences Fund
Tax-Exempt Fund               Strategic Income Plus Fund         Mid-Cap Growth Fund
Government Income Fund                                           Aurora Fund
Money Market Fund(4)                                             Concentrated International Fund
                                                                 International Equity Fund
                                                                 Concentrated Growth Fund
                                                                 Large-Cap Growth Fund(1)
                                                                 Galileo Fund
                                                                 Investment Trust
                                                                 Legacy Fund

(C)2001 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111

Control Number:(exp0202)SSR-LD                                      GF-3089-0201